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                                                                   EXHIBIT 10-1



        1996 Shareholder Value Improvement Plan - A



                                                        TARGET LEVELS
            MEASURE                  WEIGHT        1            2            3
----------------------------------------------------------------------------------
                                               Positive &   Positive &
                                                Top 10%     Within Top     Below
TOTAL SHAREHOLDER RETURN (TSR)*        40%       of 48       10%-50%     Median but
                                                  DJEU       Prorated   at least 10%

CUSTOMER VALUE MEASURES**

  CUSTOMER SATISFACTION                20%        91%          89%          88%

  SAFETY
      LWDC                              5%          7           8            10
      RECORDABLES***                    5%        210         230           250

  O&M AND CAPITAL                      10%        -4%          -2%           0

  PRODUCTION COST                      20%      $20.23      $20.75        $21.26
--------------------------------------------------------------------------------
       PERFORMANCE FUND                            20%          15%          10%
--------------------------------------------------------------------------------

Conditions for Awards:
  *There is no award if the total return is negative
 **TSR must be positive or above the median of DJEU.
***LWDC must be at least Level 3

Approved:


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Terrence E. Adderley, Chairman            Date
Organization and Compensation Committee